EXHIBIT 10.8

               AMENDMENT NUMBER FOUR TO REVOLVING CREDIT AGREEMENT

      This AMENDMENT NUMBER FOUR TO REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of July 30, 2004, is entered into among NATIONAL TECHNICAL SYSTEMS, INC., a California corporation ("Parent"), NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems ("NTS"), XXCAL, INC., a California corporation ("XXCAL"), APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation ("AETL"), ETCR, INC., a California corporation ("ETCR"), ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation ("Acton"), and one or more Subsidiaries of Parent, whether now existing or hereafter acquired or formed, which become party to the Agreement (as defined below) by executing an Addendum in the form of Exhibit 1 of the Agreement (NTS, XXCAL, AETL, ETCR, Acton and such other Subsidiaries are sometimes individually referred to herein as a "Subsidiary Borrower" and collectively referred to herein as "Subsidiary Borrowers", and Subsidiary Borrowers and Parent are sometimes individually referred to herein as a "Borrower" and collectively referred to herein as "Borrowers"), the financial institutions from time to time parties hereto as Lenders, whether by execution hereof or an Assignment and Acceptance in accordance with Section 11.5(c) of the Agreement, and COMERICA BANK, successor by merger to Comerica Bank-California, in its capacity as contractual representative for itself and the other Lenders ("Agent"), with reference to the following facts:

      A. Borrowers, Agent and Lenders previously entered into that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended by that certain Amendment Number One to Revolving Credit Agreement, dated as of July 17, 2002, that certain Amendment Number Two to Revolving Credit Agreement, dated as of November 25, 2002, and that certain Amendment Number Three to Revolving Credit Agreement, dated as of July 21, 2003 (as so amended, the "Agreement");

      B. Borrowers, Agent and Lenders desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

      1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

      Amendment to Section 1.1. The definition of "Revolving Loans Maturity Date" set forth in Section 1.1 of the Agreement is hereby amended in its entirety as follows:

      "'Revolving Loans Maturity Date' means August 1, 2006."

      2. Amendment to Section 7.12. Section 7.12 is hereby amended in its entirety as follows:

                  "7.12 Capital Expenditures. Make, or permit any Subsidiary (other than an Excluded Subsidiary) to make, any Capital Expenditures, or any commitments therefor, in excess of Five Million Dollars ($5,000,000) in the aggregate, on a consolidated basis, during any fiscal year, commencing with the fiscal year ending January 31, 2005."

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      3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

            Agent shall have received this Amendment, duly executed by Borrowers and Lenders;

            No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred; and

            All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

      4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

            No Event of Default or Unmatured Event of Default is continuing;

            All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

            This Amendment has been duly executed and delivered by Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

      5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

      6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

      7. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

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      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                 NATIONAL TECHNICAL SYSTEMS, INC.

                                 By        /s/ Lloyd Blonder
                                   ---------------------------------------------
                                   Lloyd Blonder, Senior Vice President, Chief
                                   Financial Officer, Treasurer and Assistant
                                   Secretary

                                 NTS TECHNICAL SYSTEMS dba
                                 NATIONAL TECHNICAL SYSTEMS


                                 By        /s/ Lloyd Blonder
                                   ---------------------------------------------
                                   Lloyd Blonder, Senior Vice President, Chief
                                   Financial Officer, Treasurer and Assistant
                                   Secretary


                                 XXCAL, INC.


                                 By        /s/ Lloyd Blonder
                                   ---------------------------------------------
                                   Lloyd Blonder, Vice President, Treasurer
                                   and Assistant Secretary


                                 APPROVED ENGINEERING TEST LABORATORIES, INC.


                                 By        /s/ Lloyd Blonder
                                   ---------------------------------------------
                                   Lloyd Blonder, Vice President, Treasurer
                                   and Assistant Secretary


                                 ETCR, INC.


                                 By        /s/ Lloyd Blonder
                                   ---------------------------------------------
                                   Lloyd Blonder, Vice President, Treasurer
                                   and Assistant Secretary


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                                 ACTON ENVIRONMENTAL TESTING CORPORATION


                                 By      /s/ Lloyd Blonder
                                   ---------------------------------------------
                                   Lloyd Blonder, Vice President, Treasurer
                                   and Assistant Secretary


                                 COMERICA BANK, in its capacities as Agent, Issuing Lender and a Lender


                                 By      /s/ Vahe Medzoyan
                                   ---------------------------------------------
                                         Vahe Medzoyan, Assistant Vice President


                                 FIRST BANK & TRUST, in its capacity as a Lender


                                 By      /s/ Nabil Khoury
                                   ---------------------------------------------
                                 Name    /s/ Nabil Khoury
                                     -------------------------------------------
                                 Title       Regional Vice President
                                      ------------------------------------------